                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 240.14a - 11(c) or 240.14a - 12

                    Hansen Natural Corporation
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------------
     (4) Proposed maximum aggregrate value of transaction:
          ---------------------------------------------------------------------
     (5) Total fee paid:
          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          ---------------------------------------------------------------------
     (3)  Filing Party:
          ---------------------------------------------------------------------
     (4)  Date Filed:
          ---------------------------------------------------------------------

                           HANSEN NATURAL CORPORATION
                         2380 Railroad Street, Suite 101
                            Corona, California 91720


                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1998


                                                                    May 21, 1998



Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Hansen Natural Corporation to be held on Thursday, June 18, 1998 at 3:00 p.m., at the Board Room, Suite 101, 2380 Railroad Street, Corona, California 91720.

In addition to the specific matters to be voted on at the meeting, there will be a report on the Company's business and an opportunity for stockholders to ask questions. I hope that you will be able to join us. If you are unable to attend, I strongly urge you to complete your enclosed proxy. Your vote is very important.

                                                     Sincerely,



                                                     Rodney C. Sacks
                                                     Chairman of the Board

                           HANSEN NATURAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1998

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hansen Natural Corporation ("Hansen" or the "Company") will be held on Thursday, June 18, 1998 at 3:00 p.m., at the Board Room, Suite 101, 2380 Railroad Street, Corona, California 91720, for the following purposes:

         1. To elect six directors to hold office until the next annual meeting of stockholders.

         2. To ratify the appointment of Deloitte & Touche as independent auditors of the Company for the year ending December 31, 1998.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on May 18, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

         A copy of the Company's Annual Report to Stockholders is enclosed.

                                                     Sincerely,


                                                     Rodney C. Sacks
                                                     Chairman of the Board

Corona, California
May 21, 1998

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                           HANSEN NATURAL CORPORATION

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of Hansen Natural Corporation ("Hansen" or the "Company") for use at the Annual Meeting of Stockholders to be held Thursday, June 18, 1998 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held at the Board Room, Suite 101, 2380 Railroad Street, Corona, California 91720.

         These proxy solicitation materials are being mailed on or about May 21, 1998, together with the Company's 1997 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

Record Date and Principal Stockholders

         Holders of record of Common Stock at the close of business on May 18, 1998 are entitled to notice of and to vote at the meeting. There are no other outstanding voting securities of the Company. At the record date, 9,143,349 shares of the Company's Common Stock were issued and outstanding. The following table sets forth, as of the most recent practical date (May 18, 1998), those persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

         Name and Address                   Amount and Nature of       Percent
         of Beneficial Owner                Beneficial Ownership       of Class

         Brandon Limited Partnership No.(1)             714,490           7.8%

         Brandon Limited Partnership No.(2)           2,831,667          31.0%

         Rodney C. Sacks(3)                           4,021,157(4)       42.3%

         Hilton H. Schlosberg(5)                      3,971,157(6)       41.9%




1 The mailing address of Brandon Limited Partnership No. 1 ("Brandon No. 1") is P.O. Box 30749, Seven Mile Beach, Grand Cayman, British West Indies. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

2 The mailing address of Brandon Limited Partnership No. 2 ("Brandon No. 2") is P.O. Box 30749, Seven Mile Beach, Grand Cayman, British West Indies. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

3 The mailing address of Mr. Sacks is 2380 Railroad Street, Suite 101, Corona, California 91720.

4 Includes 87,500 shares of Common Stock owned by Mr. Sacks. Also includes 714,490 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1's general partners and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2's general partners. Also includes options to purchase 200,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Sacks; options to purchase 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Sacks; and options to purchase 37,500 shares of Common Stock exercisable at $1.59 per share, out of a total of 75,000 shares, granted pursuant to a Stock Option Agreement dated January 30, 1998 between the Company and Mr. Sacks.

     Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 87,500 shares of Common Stock, (ii) the 387,500 shares presently issuable under separate Stock Option Agreements dated June 15, 1992, July 3, 1995 and January 30, 1998 between the Company and Mr. Sacks and (iii) his proportionate interest as a shareholder in the following shares beneficially owned by Hazelwood Investments Limited, a company controlled by Mr. Sacks and his family ("Hazelwood"): (a) the 247,911 shares held by Brandon No. 1 allocable to Hazelwood's limited partnership interest in Brandon No. 1 and (b) the 250,000 shares held by Brandon No. 2 allocable to Hazelwood's limited partnership interest in Brandon No. 2.

5 The mailing address of Mr. Schlosberg is 2380 Railroad Street, Suite 101, Corona, California 91720.

6    Includes  87,500  shares  of Common  Stock  owned by Mr.  Schlosberg.  Also includes 714,490 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1's general partners and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2's general partners. Also includes options to purchase 150,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Schlosberg; options to purchase 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Schlosberg; and options to purchase 37,500 shares of Common Stock exercisable at $1.59 per share, out of a total of 75,000 shares, granted pursuant to a Stock Option Agreement dated January 30, 1998 between the Company and Mr. Schlosberg.

     Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 87,500 shares of Common Stock, (ii) the 337,500 shares presently issuable under separate Stock Option Agreements dated June 15, 1992, July 3, 1995 and January 30, 1998 between the Company and Mr. Schlosberg and (iii) his proportionate interest as a shareholder in the following shares beneficially owned by Brandon Securities Limited, a company controlled by Mr. Schlosberg and his family:
     (a) the 247,911 shares held by Brandon No. 1 allocable to Brandon Securities Limited's limited partnership interest in Brandon No. 1 and (b) the 250,000 shares held by Brandon No. 2 allocable to Brandon Securities Limited's limited partnership interest in Brandon No. 2.

Section 16(a) Reports

          Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file by specific dates with the Securities and Exchange Commission (the "SEC"), initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

          To the Company's knowledge, based solely on review of copies of such reports furnished to the Company during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were complied with, except that Raimana Martin, a former director of the Company, failed to file timely reports with respect to sales of Common Stock on the open market for the month of January 1997.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

   In accordance with the Company's by-laws, directors shall be elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares entitled to vote in the election at the Annual Meeting of Stockholders and the ratification of Deloitte & Touche as independent auditors shall be by the affirmative vote of the majority of the shares voting on the proposal in person or by proxy at the Annual Meeting of Stockholders, in each case, provided a quorum is present. Thus, abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. No stockholder shall be entitled to cumulate votes.

   The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Deadline for Receipt of Stockholder Proposals

   It is presently intended that next year's Annual Meeting of Stockholders will be held in June 1999. Accordingly, proposals of stockholders of the Company which are intended to be presented by such stockholders at next year's Annual Meeting of Stockholders must be received by the Company by no later than February 28, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

   A Board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, five of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

   The names of the nominees, and certain information about them, are set forth below.

   Name of Nominee                                          Age        Director
                                                                       Since

   Rodney C. Sacks........................................  48           1990
   Hilton H. Schlosberg...................................  45           1990
   Benjamin M. Polk.......................................  47           1990
   Norman C. Epstein......................................  57           1992
   Harold C. Taber, Jr....................................  59           1992
   Mark S. Vidergauz......................................  45             -

   Set forth below is a description of each nominee's principal occupation and business background during the past five years.

         Mr. Sacks has been Chairman, Chief Executive Officer and a director of the Company from November 1990 to the present and Chief Financial Officer from November 1990 to July 1996. Member of the Executive Committee of the Board of Directors of the Company since October 1992. Chairman and director of Hansen Beverage Company ("HBC") from June 1992 to the present. Chief Executive Officer of HBC since July 1997.

         Mr. Schlosberg has been Vice Chairman, President, Chief Operating Officer, Secretary, and director of the Company from November 1990 to the present and Chief Financial Officer of the Company since July 1996. Member of the Executive Committee of the Board of Directors of the Company since October 1992. Member of the Audit Committee of the Board of Directors of the Company since September 1997. Vice Chairman, Secretary and director of HBC from July 1992 to the present. President of HBC since July 1997. Director and Deputy Chairman of AAF Industries PLC, a United Kingdom publicly quoted industrial group, from June 1990 until April 1995.

     Mr. Polk has been a director of the Company from November 1990 to the present. Assistant Secretary of HBC since October 1992 and a director of HBC since July 1992. Member of the Audit Committee of the Board of Directors of the Company since September 1997. Member of the Compensation Committee of the Board of Directors of the Company from April

1991 until September 1997. Partner with Whitman Breed Abbott & Morgan LLP (New York, New York) where Mr. Polk has practiced law with that firm and its predecessor, Whitman & Ransom, from August 1976 to the present.

         Mr. Epstein has been a director of the Company and member of the Compensation Committee of the Board of Directors since June 1992. Member and Chairman of the Audit Committee of the Board of Directors of the Company since September 1997. Director of HBC since July 1992. Managing Director of Cheval Acceptances, a mortgage finance company based in London, England since January 1997. Partner with Moore Stephens, an international accounting firm, from 1974 to December 1996 (senior partner beginning 1989 and the managing partner of Moore Stephens, New York from 1993 until 1995).

         Mr. Taber has been a director of the Company since July 1992. Member of the Executive Committee of the Board of Directors from October 1992 to June 1997. Consultant to the Company from July 1, 1997 to the present. Consultant to The Joseph Company from September 1997 to the present. President and Chief Executive Officer and a director of HBC from July 1992 to June 1997.

         Mr. Vidergauz is currently a managing director at the Los Angeles office of ING Barings, a diversified financial services institution headquartered in the Netherlands, and is head of their Corporate Finance Advisory Group in North America. Prior to joining ING Barings in April 1995, Mr. Vidergauz was a managing director at Wedbush Morgan Securities, an investment banking firm in Los Angeles, from 1991 to 1995. Prior to joining Wedbush, Mr. Vidergauz was a corporate finance attorney in the Los Angeles office of O'Melveny & Meyers.

Security Ownership of Management

   The following table sets forth information as to the beneficial ownership of shares of Common Stock as at May 18, 1998 held by persons who are directors of the Company naming them, and as to directors and officers of the Company as a group, without naming them.

Name of                                         Amount and Nature       Percent
Beneficial Owner                                of Beneficial Owner     of Class
Rodney C. Sacks                                 4,021,157  (1)           42.3%

Hilton H. Schlosberg                            3,971,157  (2)           41.9%

Harold C. Taber, Jr.                              174,581.7(3)            1.9%

Benjamin M. Polk                                   32,000  (4)              *%

Norman C. Epstein                                  27,000  (5)              *%

Officers and Directors as a group (5 members:
4,679,739 shares or 46.9% in aggregate)6
-------------
*Less than 1%

     THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

1 Includes 87,500 shares of Common Stock owned by Mr. Sacks. Also includes 714,490 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1's general partners and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2's general partners. Also includes options to purchase 200,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Sacks; options to purchase 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Sacks; and options to purchase 37,500 shares of Common Stock exercisable at $1.59 per share, out of a total of 75,000 shares, granted pursuant to a Stock Option Agreement dated January 30, 1998 between the Company and Mr. Sacks.

         Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 87,500 shares of Common Stock, (ii) the 387,500 shares presently issuable under separate Stock Option Agreements dated June 15, 1992, July 3, 1995 and January 30, 1998 between the Company and Mr. Sacks and (iii) his proportionate interest as a shareholder in the following shares beneficially owned by Hazelwood Investments Limited, a company controlled by Mr. Sacks and his family ("Hazelwood"): (a) the 247,911 shares held by Brandon No. 1 allocable to Hazelwood's limited partnership interest in Brandon No. 1 and (b) the 250,000 shares held by Brandon No. 2 allocable to Hazelwood's limited partnership interest in Brandon No. 2.

2 Includes 87,500 shares of Common Stock owned by Mr. Schlosberg. Also includes 714,490 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1's general partners and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2's general partners. Also includes options to purchase 150,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Schlosberg; options to purchase 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Schlosberg ; and options to purchase 37,500 shares of Common Stock exercisable at $1.59 per share, out of a total of 75,000 shares, granted pursuant to a Stock Option Agreement dated January 30, 1998 between the Company and Mr. Schlosberg.

         Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 87,500 shares of Common Stock, (ii) the 337,500 shares presently issuable under separate Stock Option Agreements dated June 15, 1992, July 3, 1995 and January 30, 1998 between the Company and Mr. Schlosberg and (iii) his proportionate interest as a shareholder in the following shares beneficially owned by Brandon Securities Limited, a company controlled by Mr. Schlosberg and his family: (a) the 247,911 shares held by Brandon No. 1 allocable to Brandon Securities Limited's limited partnership interest in Brandon No. 1 and (b) the 250,000 shares held by Brandon No. 2 allocable to Brandon Securities Limited's limited partnership interest in Brandon No. 2.

3 Includes 74,581.7 shares of Common Stock owned by Mr. Taber. Also includes presently exercisable options to purchase 100,000 shares of Common Stock at $1.38 per share pursuant to a Stock Option Agreement dated as of June 20, 1997 between the Company and Mr. Taber.

4 Includes 20,000 shares of Common Stock jointly owned by Mr. Polk and his wife. Also includes presently exercisable options to purchase 12,000 shares of Common Stock at $1.38 per share pursuant to an Option Agreement dated as of June 30, 1995 between the Company and Mr. Polk granted pursuant to the Directors Plan.

5 Includes 15,000 shares of Common Stock registered in the name of Optimal Hedge Limited, a nominee for Mr. Epstein. Also includes presently exercisable options to purchase 12,000 shares of Common Stock at $1.38 per share pursuant to an Option Agreement between the Company and Mr. Epstein dated as of June 30, 1995 granted pursuant to the Directors Plan.

6        Shares are held indirectly to the extent indicated.


Change of Control

There are no arrangements known to the Company, the operation of which may at a subsequent date, result in a change of control of the Company.

                                  PROPOSAL TWO
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1998. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of Deloitte are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS.


                                   MANAGEMENT

Board Meetings and Committees

     The Board of Directors of the Company held two meetings during the period January 1, 1997 to December 31, 1997. Each of the then incumbent directors attended such meetings.

     In April 1991, the Board of Directors established a Compensation Committee consisting of non-employee directors to administer the Company's Stock Option Plan ("the Plan"). Following the resignation of Benjamin M. Polk in September 1997, the Compensation Committee presently has one member, Norman C. Epstein. The Compensation Committee did not hold any meetings during the year ended December 31, 1997. Awards granted to date by the Committee have been authorized by written consent.

     In October 1992, the Board of Directors established an Executive Committee comprised of Rodney C. Sacks, Hilton H. Schlosberg and Harold C. Taber, Jr. Following the resignation of Mr. Taber in June 1997, the Executive Committee presently has two members. The Executive Committee did not hold any meetings during the year ended December 31, 1997. Decisions made by the Executive Committee during the year ended December 31, 1997 were authorized by written consent.

     On September 10, 1997, the Board of Directors established an Audit Committee consisting of Hilton H. Schlosberg and two independent directors, Norman C. Epstein (Chairman) and Benjamin M. Polk. The Audit Committee did not hold any meetings during the year ended December 31, 1997.

Employment Agreements

         The Company entered into an employment agreement dated as of January 1, 1994 with Rodney C. Sacks pursuant to which Mr. Sacks renders services to the Company as its Chairman and Chief Executive Officer for an annual base salary of $170,000, subject to adjustments annually, plus an annual bonus in an amount determined at the discretion of the Board of Directors and certain fringe benefits for the period commending January 1, 1994 and ending

December 31, 1998. For 1994, 1995, 1996 and 1997, Mr. Sacks agreed to a temporary reduction of his annual base salary to $160,000, $150,000, $135,000 and $160,000, respectively.

         The Company also entered into an employment agreement dated as of January 1, 1994, with Hilton H. Schlosberg pursuant to which Mr. Schlosberg renders services to the Company as its Vice Chairman, President and Chief Financial Officer, for an annual base salary of $170,000 starting when he commenced full-time employment, subject to adjustment annually, plus an annual bonus in an amount to be determined by the Board of Directors and certain fringe benefits for the period commencing January 1, 1994 and ending December 31, 1998. From commencement of full-time employment during July 1995, Mr. Schlosberg agreed to a temporary reduction of his annual base salary to $150,000. For 1996 and 1997, Mr. Schlosberg agreed to a temporary reduction of his annual base salary to $127,500 and $158,030, respectively.

         Effective June 30, 1997, Mr. Taber elected to retire and terminated his employment agreement with HBC and entered into a Severance and Consulting Agreement with the Company and HBC (the "Consulting Agreement") pursuant to which, among other matters, HBC agreed to retain Mr. Taber as a consultant for a period of two years at a fixed monthly fee of $5,000 and Mr. Taber's Stock Option Agreement with the Company dated as of June 30, 1995 was terminated and replaced with a new Stock Option Agreement with the Company dated as of June 20, 1997 (the "Replacement Stock Option Agreement"). Under the terms of the Replacement Stock Option Agreement, Mr. Taber was granted options to purchase 100,000 shares of common stock exercisable until June 30, 1999 at $1.38 per share. Mr. Taber remains a director of the Company. In addition, Mr. Taber agreed to repay amounts owed by him to HBC under a certain promissory note by offsetting amounts owed under the note against accrued and unpaid base pay payable under Mr. Taber's employment agreement and amounts payable under the Consulting Agreement. See "Certain Relationships and Related Transactions" below.

         The preceding descriptions of the employment agreements for Messrs. Sacks and Schlosberg and the Consulting Agreement and Replacement Stock Option Agreement with Mr. Taber are qualified in their entirety by reference to such agreements which have previously been filed or incorporated by reference as exhibits to the Company's annual report on Form 10-K for the year ended December 31, 1993 and the Company's quarterly report on Form 10-Q for the period ended September 30, 1997.

Executive Compensation

     The following tables set forth for the fiscal year ended December 31, 1997, certain information regarding the total remuneration paid and grants of options/SARs made to the chief executive officer and each of the four most highly compensated executive officers of the Company and its subsidiaries and who received total cash compensation in excess of $100,000 during the period. These amounts reflect total cash compensation earned by these individuals from the Company and its subsidiaries during the fiscal years December 31, 1995 through 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                               Long-Term Compensation
                                                     Annual Compensation (1)                  Awards(3)          Payouts(4)
---------------------------------------- ---------------------------------------------- ------------------- -------------------
                                                                           Other            Securities
                                                                          Annual            Underlying          All Other
    Name and Principal                      Salary        Bonus(2)   Compensation ($)    Options/SARs (#)   Compensation ($)(5)
         Positions              Year          ($)           ($)
---------------------------- ----------- -------------- ------------ ------------------ ------------------- -------------------
Rodney C. Sacks              1997        160,000                     12,302             --                  --
Chairman, CEO                1996        135,000                     10,293             --                  --
and Director                 1995        150,000                     9,665              150,000             --

---------------------------- ----------- -------------- ------------ ------------------ ------------------- -------------------
Hilton H. Schlosberg         1997        158,030                     5,572              --                  --
Vice-Chairman, CFO           1996        127,500                     5,358              --                  --
President, Secretary and     1995        82,500                      2,594              150,000             --
Director

---------------------------- ----------- -------------- ------------ ------------------ ------------------- -------------------
Harold C. Taber, Jr.         1997        112,104        5,200        34,200             100,000             1,325
Director                     1996        165,000                     19,299             --                  4,864
                             1995        200,000                     18,668             --                  4,194

---------------------------- ----------- -------------- ------------ ------------------ ------------------- -------------------
Mark J. Hall                 1997        116,250        40,000       6,327              120,000             --
Sr. Vice President
Distributor Division

---------------------------- ----------- -------------- ------------ ------------------ ------------------- -------------------
Kirk S. Blower               1997        102,850        10,000        7,468             --                  --
Sr. Vice President           1996        98,351                      12,119             --                  --
Juice Division               1995        98,360                       7,589             84,000              --
---------------------------- ----------- -------------- ------------ ------------------ ------------------- -------------------

1 SALARY - Pursuant to his employment agreement, Mr. Sacks is entitled to an annual base salary of $170,000. For 1997, Mr. Sacks agreed to a temporary reduction of his annual base salary to $160,000. For 1996, Mr. Sacks agreed to a temporary reduction of his annual base salary to $135,000. For 1995, Mr. Sacks agreed to a temporary reduction of his annual base salary to $150,000.

Pursuant to his employment agreement, Mr. Schlosberg is entitled to an annual base salary of $170,000 starting when he commenced full-time employment, during July 1995. For 1997, Mr. Schlosberg agreed to a temporary reduction of his annual base salary to $158,030. For 1996, Mr. Schlosberg agreed to a temporary reduction of his annual base salary to $127,500. For 1995, Mr. Schlosberg agreed to a temporary reduction of his annual base salary to $150,000.

Effective June 30, 1997, Mr. Taber elected to retire and terminated his employment agreement with HBC and entered into a Severance and Consulting Agreement with the Company and HBC (the "Consulting Agreement") pursuant to which, among other matters, HBC agreed to retain Mr. Taber as a consultant for a period of two years at a fixed monthly fee of $5,000. Pursuant to his previous employment agreement, Mr. Taber was entitled to an annual base salary of $170,000 and the payment of $30,000 per annum in lieu of a retirement plan. Also included in Mr. Taber's compensation for 1997 is $30,000 for amounts earned under the Consulting Agreement. For 1996, Mr. Taber agreed to a temporary reduction of his annual base salary to $135,000. See "Employment Agreements above".

OTHER ANNUAL COMPENSATION - The cash value of perquisites of the named persons did not total $50,000 or 10% of payments of salary and bonus, except for Mr. Taber for 1996. Mr. Taber's perquisites include $11,606 for automobile related expenses, $3,934 for health insurance covering dependents and $3,759 for disability insurance during 1996.

2 BONUS - Payments made in 1998 for bonus accrued in 1997.
3 RESTRICTED STOCK AWARDS - The Company does not have a plan for restricted stock awards.
4 LTIP  PAYOUTS  - None  paid.  No  plan  in  place.
5 ALL OTHER COMPENSATION - Includes amounts paid by the Company for premiums on a life insurance policy insuring Mr.Taber.

                  OPTION/SAR EXERCISES AND FY-END VALUE TABLE (1)

                                                               Year-end Value of
                                                               In-the-money
                               Underlying Unexercised          Unexercised
                               Options/SARs                    Options/SARs
                               (# of shares)                   Exercisable/
            Name               Exercisable/Unexercisable       Unexercisable
------------------------------ -------------------------       -----------------
Rodney C. Sacks                350,000/0 (2)                   $96,875/$0

Hilton H. Schlosberg           300,000/0 (3)                   $93,750/$0

Harold C. Taber, Jr.           100,000/0 (4)                   $43,250/$0

Mark J. Hall                   0/120,000 (5)                   $0/$90,300

Kirk S. Blower                 84,000/0  (6)                   $36,330/$0



             OPTION/SAR GRANTS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                           Potential Realizable
                                                                                          Value at Assumed Annual
                                                                                            Rates of Stock Price
                                    Individual Grants                                    Appreciate for Option Term
--------------------------------------------------------------------------------------------------------------------
                                              Percent of
                             Number of          Total
                            Securities       Options/SAR
                            underlying        Granted to
                            option/SARs      Employees in      Exercise     Expiration
          Name              Granted (#)          1997         Base Price       Date          5%            10%
------------------------- ---------------- ----------------- ------------- ------------- ------------ --------------

Harold C. Taber, Jr.      100,000          21.25%            $1.38         6/30/99       --           --

Mark J. Hall              120,000          25.50%            $1.06         2/10/03       --           --



1 There were no shares acquired upon exercise by any reporting executive officer in 1997.

2 Includes options to purchase 200,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Sacks and options to purchase 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Sacks.

3 Includes options to purchase 150,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Schlosberg and options to purchase 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Schlosberg.

4 Includes options to purchase 100,000 shares of Common Stock exercisable at $1.38 per share granted pursuant to a Stock Option Agreement dated June 20, 1997 between the Company and Mr. Taber.

5 Includes options to purchase 120,000 share of Common Stock at $1.00 per share, of which none are exercisable at December 31, 1997, granted pursuant to a Stock Option Agreement dated February 10, 1997 between the Company and Mr. Hall.

6 Includes options to purchase 84,000 share of Common Stock exercisable at $1.38 per share granted pursuant to a Stock Option Agreement dated June 30, 1995 between the Company and Mr. Blower.

Performance Graph

The following graph shows a five-year comparison of cumulative total returns.(1)

                    [GRAPH OMITTED]


                           TOTAL SHAREHOLDER RETURNS

                            ANNUAL RETURN PERCENTAGE
                                  Years Ending

COMPANY NAME/INDEX                 DEC93     DEC94     DEC95     DEC96     DEC97
-------------------                ------    -----     -----     -----     -----
HANSEN NATURAL CORP                (40.84)   (28.57)   (63.36)   54.59     70.62
S & P SMALLCAP 600 INDEX            18.79    ( 4.77)    29.96    21.32     25.58
PEER GROUP                          63.07    (55.14)   (25.32)   52.09     33.97


                                INDEXED RETURNS
                                  Years Ending

                         Base
                         Period
COMPANY NAME/INDEX       DEC92     DEC93     DEC94     DEC95     DEC96     DEC97
------------------       -----     -----     -----     -----     -----     -----
HANSEN NATURAL CORP      100       59.16     42.26     15.48     23.94     40.84
S & P SMALLCAP 600 INDEX 100      118.79    113.12    147.01    178.35    223.98
PEER GROUP               100      163.07     73.15     54.63     83.08    111.31




1 Annual return assumes reinvestment of dividends. Cumulative total return assumes an initial investment of $100 on December 31, 1992. The Company's self-selected peer group is comprised of Atlantic Premium Brands, Ltd. (which began trading in November 1993); Great Pines Water, Inc. (which began trading in August 1993); Bev-Tyme, Inc. (formerly New Day Beverage, Inc.)(which began trading in February 1993); Saratoga Beverage Group (which began trading in June
1993); and Cott Corporation (which began trading in June 1992). National Beverage Corporation, Cable Car Beverage Corporation, Clearly Canadian Beverage Company, Triarc Companies and Northland Cranberries, which are also members of the peer group, traded during the entire five-year period.

Compensation of Directors

         The Company's current policy is to pay outside directors (non-executive officers) who are not contractually entitled to be nominated to serve as directors, annual fees of $6,000 plus $500 for each meeting attended of the Board of Directors or any committee thereof. Benjamin Polk and Norman Epstein each earned directors fees of $7,000 for the one-year period ended December 31, 1997. See "Certain Relationships And Related Transactions" below for description of contractual obligations to nominate certain outside directors. Under the terms of his Consulting Agreement, Harold C. Taber, Jr. will not receive any additional compensation for serving as a director of the Company.

Company Stock Option Plan

     Pursuant to the Plan, Messrs. Sacks and Schlosberg have been granted options to purchase 200,000 and 150,000 shares of Common Stock, respectively, pursuant to individual stock option agreements each dated June 15, 1992 exercisable for a ten-year period at an exercise price of $1.75 per share.

     In addition, pursuant to the Plan, Messrs. Sacks and Schlosberg have each been granted options to purchase 150,000 shares of Common Stock, pursuant to individual stock option agreements each dated July 3, 1995 exercisable for a ten-year period at an exercise price of $1.25 per share.

     In addition, pursuant to the Plan, Messrs. Sacks and Schlosberg have each been granted options to purchase 75,000 shares of Common Stock, each of which vest in increments of 37,500 on January 30, 1998 and the balance of 37,500 on January 30, 1999, pursuant to individual stock option agreements each dated January 30, 1998 exercisable for a ten-year period at an exercise price of $1.59 per share.

Outside Directors Stock Option Plan

     Messrs. Polk and Epstein have each been granted options to purchase 12,000 shares of common stock, under an option plan that the Company has for its outside directors (the "Directors Plan"), pursuant to individual stock option agreements, each dated as of June 30, 1995, exercisable for a ten-year period at an exercise price of $1.38 per share.

Other Option Grants

     As discussed above, effective June 20, 1997, Taber's existing stock option agreement with the Company was cancelled and Taber was granted options to purchase 100,000 shares of Common Stock exercisable until June 30, 1999 at $1.38 per share, pursuant to the Replacement Stock Option Agreement. These options were not granted under the Plan or the Directors Plan.

     28,000 options have been exercised in 1998 through May 18, 1998.

Certain Relationships and Related Transactions

     The description of the agreements and relationships set forth below is qualified by reference to the specific terms of such agreements and the description of such relationships set forth in reports and registration statements and exhibits thereto filed or to be filed by the Company with the SEC under the 34 Act and the Securities Act of 1933, including any post-effective amendments to the Company's registration statement on Form S-3 (No. 33-35796) and on Form S-8 (No. 333-41333). Copies of any such reports and registration statement or exhibits thereto will be provided upon written request directed to the Chairman, Hansen Natural Corporation, 2380 Railroad Street, Suite 101, Corona, California 91720 and payment of a fee in the amount of the Company's reasonable expenses in furnishing such documents.

     Pursuant to the terms of a certain Assignment Agreement dated July 27, 1992 between Hansen Juices, Inc., now known as the Fresh Juice Company of California, Inc. ("FJC") and Hansen, the Company has agreed to nominate and solicit proxies for the election to the Company's Board of Directors of one of the trustees designated by the trustees of a certain trust (the "Trust") formed pursuant to an Agreement of Trust dated July 27, 1992 for so long as the Trust shall be in existence for the benefit of Hansen and FJC. The initial designee of the Trust nominated to the Board was Anthony F. Kane who resigned from the Board on June 21, 1993 due to personal time constraints. No other designee has been nominated by the Trust.

     Rodney C. Sacks is currently acting as the sole trustee of the Trust, as FJC has failed to designate any person to act as Trustee. The Company and HBC have agreed to indemnify Mr. Sacks and hold him harmless from any claims, loss, liability or expense arising out of his acting as Trustee.

     Harold C. Taber, Jr., who is a director of the Company and a consultant to HBC, is indebted to the Company in the amount of $47,415 as of May 18, 1998.

     Benjamin M. Polk is a partner of Whitman Breed Abbott & Morgan, a law firm retained by the Company since 1992 and in the current fiscal year.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the stamped, self-addressed envelope which has been enclosed.

                           BY ORDER OF THE BOARD OF DIRECTORS

Dated: May 21, 1998

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                           HANSEN NATURAL CORPORATION
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 1998


     The undersigned hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, with full power of substitution as proxyholders to represent and to vote, as designated on the reverse hereof, the common stock of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 18, 1998, and any adjournment thereof.


                       (Continued and to be signed on reverse side)

     /X/     Please mark your
             votes as in this
             example.



 The Board of Directors Recommends a Vote "For" All Proposals.

                                                  WITHHOLD
                   FOR all nominees               AUTHORITY
                   below at right              to vote for all nominees
                    (except as                 listed at right
                   instructed below)
                       /   /                        /    /

 1.   To elect six
      Directors


 Nominees:     Rodney C. Sacks
               Hilton H. Schlosberg
               Benjamin M. Polk
               Norman C. Epstein
               Harold C. Taber, Jr.
               Mark S. Vidergauz

 INSTRUCTION: To withhold authority to vote for any individual nominee, strike through the name of the nominee(s) for whom authority is withheld.


                                                  FOR       AGAINST     ABSTAIN
2.To ratify the appointment of Deloitte &
   Touche as independent auditors.                /  /        /  /       /  /



The shares represented in this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED,
THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS, IN THEIR
DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.



SIGNATURE  _________________________      DATE __________________
 TITLE


SIGNATURE  _________________________      DATE __________________
 TITLE


     Important: Sign exactly as your name appears above hereof. Give full title of executor, administrator, trustee, guardian, etc. Joint owners should each sign personally.